AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This Amendment No. 2 (“Amendment”) amends that certain Loan and Security Agreement dated as of September 1, 2009, as amended October 1, 2010, by and between Terry M. Giles and Pacific Biomarkers, Inc. (the “Agreement”). Capitalized terms used in this Amendment without being defined shall have their respective meanings set forth in the Agreement.

This Amendment shall be effective as of December 1, 2010 (the “Amendment Effective Date”). The parties agree as follows:

1. The Interest Rate on the Remaining Amount shall be reduced to 11.5% per annum, and the amortization schedule for the Remaining Amount shall be restated as Schedule A-1 attached to this Amendment. The Interest Rate on the Extended Amount shall be unaffected by this Amendment and the amortization schedule for the Extended Amount shall continue to be as stated in Amendment No. 1 to the Agreement.

2. Section 5.1 of the Agreement (Events of Default) is amended by adding new subsection (e) as follows:

“(e) Upon a Change in Control. For purposes of this Section, a Change of Control shall mean if, at any time that any person, entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) beneficially owns (as defined in Rule 13d-3 promulgated under the Exchange Act) 25% or more of the voting stock of the Borrower, there is a change in the Company’s Board of Directors such that a majority of the seats on the Board are occupied by individuals who (i) were neither nominated or appointed by a majority of the incumbent directors nor nominated or appointed by directors so nominated or appointed or (ii) are affiliated or otherwise associated with such person, entity or group.”

3. Except as expressly amended hereby, the Agreement shall continue in full force and effect as though set forth in full herein.

4. To the extent this Amendment and the Agreement conflict or are inconsistent, the terms and conditions of this Amendment shall prevail.

EXECUTED as of the Amendment Effective Date.

BORROWER:	PACIFIC BIOMARKERS, INC.
a Delaware corporation
	By:	/s/ Ronald R.Helm

Ronald R. Helm Chief Executive Officer

LENDER:	/s/ Terry M. Giles

TERRY M. GILES

SCHEDULE A-1

Paid:	Payment	Interest	Principal	Note Balance
12/31/2010	$84,010.50	22,684.89	$61,325.61	$2,305,793.41
01/31/2011	$84,010.50	22,097.19	$61,913.32	$2,243,880.09
02/28/2011	$84,010.50	21,503.85	$62,506.65	$2,181,373.44
03/31/2011	$84,010.50	20,904.83	$63,105.67	$2,118,267.76
04/30/2011	$84,010.50	20,300.07	$63,710.44	$2,054,557.33
05/31/2011	$84,010.50	19,689.51	$64,321.00	$1,990,236.33
06/30/2011	$84,010.50	19,073.10	$64,937.41	$1,925,298.92
07/31/2011	$84,010.50	18,450.78	$65,559.72	$1,859,739.20
08/31/2011	$84,010.50	17,822.50	$66,188.00	$1,793,551.20
09/30/2011	$84,010.50	17,188.20	$66,822.30	$1,726,728.89
10/31/2011	$84,010.50	16,547.82	$67,462.68	$1,659,266.21
11/30/2011	$84,010.50	15,901.30	$68,109.20	$1,591,157.01
12/31/2011	$84,010.50	15,248.59	$68,761.92	$1,522,395.09
01/31/2012	$84,010.50	14,589.62	$69,420.88	$1,452,974.21
02/29/2012	$84,010.50	13,924.34	$70,086.17	$1,382,888.04
03/31/2012	$84,010.50	13,252.68	$70,757.83	$1,312,130.21
04/30/2012	$84,010.50	12,574.58	$71,435.92	$1,240,694.29
05/31/2012	$84,010.50	11,889.99	$72,120.52	$1,168,573.78
06/30/2012	$84,010.50	11,198.83	$72,811.67	$1,095,762.10
07/31/2012	$84,010.50	10,501.05	$73,509.45	$1,022,252.65
08/31/2012	$84,010.50	9,796.59	$74,213.92	$948,038.74
09/30/2012	$84,010.50	9,085.37	$74,925.13	$873,113.61
10/31/2012	$84,010.50	8,367.34	$75,643.16	$797,470.44
11/30/2012	$84,010.50	7,642.43	$76,368.08	$721,102.36
12/31/2012	$84,010.50	6,910.56	$77,099.94	$644,002.42
01/31/2013	$84,010.50	6,171.69	$77,838.81	$566,163.61
02/28/2013	$84,010.50	5,425.73	$78,584.77	$487,578.84
03/31/2013	$84,010.50	4,672.63	$79,337.87	$408,240.97
04/30/2013	$84,010.50	3,912.31	$80,098.19	$328,142.77
05/31/2013	$84,010.50	3,144.70	$80,865.80	$247,276.97
06/30/2013	$84,010.50	2,369.74	$81,640.77	$165,636.21
07/31/2013	$84,010.50	1,587.35	$82,423.16	$83,213.05
08/31/2013	$84,010.50	797.46	$83,213.05	$0.00
TOTAL	$2,941,635.97	$452,356.23	$2,489,279.74